UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2017

Education Realty Trust, Inc.

Education Realty Operating Partnership, LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
Delaware	333-199988-01	20-1352332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 2, 2017, Education Realty Trust, Inc., a Maryland corporation (the “Company”), filed with the SEC the following two prospectus supplements under the Company’s Shelf Registration Statement on Form S-3 (File No. 333-217203) that was filed with the SEC on April 7, 2017 and that became automatically effective upon filing in accordance with Rule 462(e) of the Securities Act of 1933, as amended:

(i)	A prospectus supplement covering the remaining unsold portion of 4,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), pursuant to the Company’s Amended and Restated Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP Prospectus Supplement”). The DRIP Prospectus Supplement continues an offering previously covered by a prospectus supplement filed under the Company’s expiring registration statement (the “Expiring Registration Statement”).

(ii)	A prospectus supplement covering the offering of the remaining unsold portion of the up to $500,000,000 in shares of Common Stock pursuant to the Company’s existing at-the-market equity distribution program (the “ATM Prospectus Supplement”). The ATM Prospectus Supplement continues an offering previously covered by a prospectus supplement filed under the Expiring Shelf Registration Statement. In connection with the filing of the ATM Prospectus Supplement, the Company and Education Realty Operating Partnership, LP (the “Operating Partnership”) executed amendments, dated May 2, 2017, to the separate equity distribution agreements, each dated February 21, 2017, entered into with each of (i) KeyBanc Capital Markets Inc., in its capacity as sales agent, forward seller and/or principal, and in its capacity as forward purchaser, (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as sales agent, forward seller and/or principal and Bank of America N.A., in its capacity as forward purchaser, and (iii) RBC Capital Markets, LLC, in its capacity as sales agent, forward seller and/or principal and Royal Bank of Canada, in its capacity as forward purchaser. Copies of the amendments to the equity distribution agreements are attached hereto as Exhibits 1.1, 1.2 and 1.3, respectively, and are incorporated herein by reference.

Venable LLP issued its opinions with respect to the legality of the shares covered by the DRIP Prospectus Supplement and the ATM Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1 and 5.2, respectively, and are incorporated herein by reference. Morrison & Foerster LLP issued its opinions with respect to certain U.S. federal tax matters, which opinions are attached hereto as Exhibit 8.1 and 8.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated May 1, 2017, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.

1.2	Amendment No. 1 to Equity Distribution Agreement, dated May 1, 2017, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America N.A.

1.3	Amendment No. 1 to Equity Distribution Agreement, dated May 1, 2017, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, RBC Capital Markets LLC and Royal Bank of Canada

5.1	Opinion of Venable LLP regarding the legality of the shares (DRIP Prospectus Supplement)

5.2	Opinion of Venable LLP regarding the legality of the shares (ATM Prospectus Supplement)

8.1	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters (DRIP Prospectus Supplement)

8.2	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters (ATM Prospectus Supplement)

23.1	Consent of Venable LLP (DRIP Prospectus Supplement) (included in Exhibit 5.1)

23.2	Consent of Venable LLP (ATM Prospectus Supplement) (included in Exhibit 5.2)

23.3	Consent of Morrison & Foerster LLP (DRIP Prospectus Supplement) (included in Exhibit 8.1)

23.4	Consent of Morrison & Foerster LLP (ATM Prospectus Supplement) (included in Exhibit 8.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: May 2, 2017	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

EDUCATION REALTY OPERATING PARTNERSHIP, LP

	By:	EDUCATION REALTY OP GP, INC., its general partner

Date: May 2, 2017		By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr.
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Amendment No. 1 to Equity Distribution Agreement, dated May 1, 2017, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP and KeyBanc Capital Markets Inc.

1.2	Amendment No. 1 to Equity Distribution Agreement, dated May 1, 2017, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bank of America N.A.

1.3	Amendment No. 1 to Equity Distribution Agreement, dated May 1, 2017, by and among Education Realty Trust, Inc., Education Realty Operating Partnership, LP, RBC Capital Markets LLC and Royal Bank of Canada

5.1	Opinion of Venable LLP regarding the legality of the shares (DRIP Prospectus Supplement)

5.2	Opinion of Venable LLP regarding the legality of the shares (ATM Prospectus Supplement)

8.1	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters. (DRIP Prospectus Supplement)

8.2	Opinion of Morrison & Foerster LLP regarding certain U.S. federal tax matters (ATM Prospectus Supplement)

23.1	Consent of Venable LLP (DRIP Prospectus Supplement) (included in Exhibit 5.1)

23.2	Consent of Venable LLP (ATM Prospectus Supplement) (included in Exhibit 5.2)

23.3	Consent of Morrison & Foerster LLP (DRIP Prospectus Supplement) (included in Exhibit 8.1)

23.4	Consent of Morrison & Foerster LLP (ATM Prospectus Supplement) (included in Exhibit 8.2)